UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

August 19, 2016

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2016, Amgen Inc. (the “Company”) issued and sold $750,000,000 of its 1.850% Senior Notes due 2021 (the “2021 Notes”), $750,000,000 of its 2.250% Senior Notes due 2023 (the “2023 Notes”), $1,250,000,000 of its 2.600% Senior Notes due 2026 (the “2026 Notes” and, together with the 2021 Notes and the 2023 Notes, the “New Issue Notes”) and $1,000,000,000 of its 4.400% Senior Notes due 2045 (the “2045 Notes” and, together with the New Issue Notes, the “Notes”). The Notes are registered under an effective Registration Statement on Form S-3 (Registration No. 333-194103) (the “Registration Statement”), filed on February 24, 2014, and were issued pursuant to an indenture, dated as of May 22, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, and, with respect to the New Issue Notes, an officer’s certificate, dated as of August 19, 2016, setting forth the terms of the New Issue Notes (the “New Issue Notes Officer’s Certificate”) and, with respect to the 2045 Notes, an officer’s certificate, dated as of May 1, 2015, setting forth the terms of the 2045 Notes (the “2045 Notes Officer’s Certificate”). The 2045 Notes represent a further issuance of, are fully fungible with, rank equally in right of payment with and form a single series with the $1,250,000,000 aggregate principal amount of 4.400% Senior Notes due 2045 initially issued by the Company on May 1, 2015. Net proceeds to the Company from the offering were approximately $3,802,357,500 (after deducting underwriters’ discounts and estimated offering expenses payable by the Company), plus, in the case of the 2045 Notes, pre-issuance accrued interest from May 1, 2016 to, but not including, August 19, 2016.

The relevant terms of the Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 22, 2014, and incorporated herein by reference, the 2045 Notes Officer’s Certificate (including the form of the 2045 Notes), included as Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on May 1, 2015, and incorporated herein by reference, and the New Issue Notes Officer’s Certificate (including forms of the New Issue Notes) attached hereto as Exhibit 4.3 and incorporated herein by reference.

The 2021 Notes will bear interest at a rate of 1.850% per annum, the 2023 Notes will bear interest at a rate of 2.250% per annum, the 2026 Notes will bear interest at a rate of 2.600% per annum and the 2045 Notes will bear interest at a rate of 4.400% per annum. Accrued and unpaid interest on the New Issue Notes shall be payable in cash semi-annually in arrears on February 19 and August 19 of each year, beginning on February 19, 2017. The 2045 Notes will accrue interest from and including May 1, 2016 and shall be payable in cash semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2016. All pre-issuance accrued interest from May 1, 2016 to, but not including, August 19, 2016 will be paid by purchasers of the 2045 Notes. The 2021 Notes, the 2023 Notes, the 2026 Notes and the 2045 Notes will mature on August 19, 2021, August 19, 2023, August 19, 2026 and May 1, 2045, respectively.

In the event of a change in control triggering event, as defined, in the case of the New Issue Notes, in the New Issue Notes Officer’s Certificate attached hereto as Exhibit 4.3 and incorporated herein by reference, and, in the case of the 2045 Notes, in the 2045 Notes Officer’s Certificate included as Exhibit 4.2 hereto and incorporated herein by reference, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the New Issue Notes Officer’s Certificate, the 2045 Notes Officer’s Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the New Issue Notes Officer’s Certificate, the 2045 Notes Officer’s Certificate and the Notes, respectively.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Item 8.01. Other Events.

The Company is filing the computation of its ratio of earnings to fixed charges for the six months ended June 30, 2015 and each of the five years from 2011 through 2015 as Exhibit 12.1 hereto, which is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated August 10, 2016, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Amgen Inc’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of the Company, dated as of May 1, 2015, including the form of the Company’s 4.400% Senior Notes due 2045 (incorporated by reference to Exhibit 4.2 to Amgen Inc.’s Current Report on Form 8-K filed on May 1, 2015).

4.3	Officer’s Certificate of the Company, dated as of August 19, 2016, including forms of the Company’s 1.850% Senior Notes due 2021, 2.250% Senior Notes due 2023 and 2.600% Senior Notes due 2026.

5.1	Opinion of Latham & Watkins LLP, dated August 19, 2016.

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: August 19, 2016	By:	/s/ MARY A. LEHMANN
	Name:	Mary A. Lehmann
	Title:	Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated August 10, 2016, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Amgen Inc’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of the Company, dated as of May 1, 2015, including the form of the Company’s 4.400% Senior Notes due 2045 (incorporated by reference to Exhibit 4.2 to Amgen Inc.’s Current Report on Form 8-K filed on May 1, 2015).

4.3	Officer’s Certificate of the Company, dated as of August 19, 2016, including forms of the Company’s 1.850% Senior Notes due 2021, 2.250% Senior Notes due 2023 and 2.600% Senior Notes due 2026.

5.1	Opinion of Latham & Watkins LLP, dated August 19, 2016.

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).